                                                      Exhibit 99.7
--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  ---------------------------------------
   CASE NAME: Longhorn Solutions, Inc.               ACCRUAL BASIS
  ---------------------------------------

  ---------------------------------------
   CASE NUMBER: 400-42147-BJH-11                      02/13/95, RWD, 2/96
  ---------------------------------------

  ---------------------------------------
   JUDGE: Barbara J. Houser
  ---------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002

  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE
  UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY
  THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
  REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
  THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY
  KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND
  COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
  RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF
  WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                                   Chief Financial Officer
  ------------------------------------          -----------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

  Drew Keith                                              2/20/2002
  ------------------------------------          -----------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                         DATE

  PREPARER:

  /s/ Jessica L. Wilson                            Chief Accounting Officer
  ------------------------------------          -----------------------------
  ORIGINAL SIGNATURE OF PREPARER                            TITLE

  Jessica L. Wilson                                       2/20/2002
  ------------------------------------          -----------------------------
  PRINTED NAME OF PREPARER                                  DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

  -------------------------------------
  CASE NAME: Longhorn Solutions, Inc.                    ACCRUAL BASIS-1
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42147-BJH-11                  02/13/95, RWD, 2/96
  -------------------------------------

  -------------------------------------
  COMPARATIVE BALANCE SHEET
  ---------------------------------------------------------------------------------------------------------
                                            SCHEDULE              MONTH         MONTH           MONTH
                                             AMOUNT        ------------------------------------------------
  ASSETS                                                      January 2002
  ---------------------------------------------------------------------------------------------------------
  1.   UNRESTRICTED CASH                    $     3,646        $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  2.   RESTRICTED CASH                                         $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  3.   TOTAL CASH                           $     3,646                             $   0
  ---------------------------------------------------------------------------------------------------------
  4.   ACCOUNTS RECEIVABLE (NET)            $    76,002        $     3,601          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  5.   INVENTORY                                               $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  6.   NOTES RECEIVABLE                                        $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  7.   PREPAID EXPENSES                                        $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                  $   375,137        $   805,440          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  9.   TOTAL CURRENT ASSETS                 $   454,785        $   809,041          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  10.  PROPERTY, PLANT & EQUIPMENT          $   120,412        $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  11.  LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                  $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  12.  NET PROPERTY, PLANT &
       EQUIPMENT                            $   120,412        $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  13.  DUE FROM INSIDERS                                       $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  14.  OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)           $ 2,892,844        $ 2,723,098          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  15.  OTHER (ATTACH LIST)                                     $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  16.  TOTAL ASSETS                         $ 3,468,041        $ 3,532,139          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ---------------------------------------------------------------------------------------------------------
  17.  ACCOUNTS PAYABLE                                        $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  18.  TAXES PAYABLE                                           $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  19.  NOTES PAYABLE                                           $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  20.  PROFESSIONAL FEES                                       $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  21.  SECURED DEBT                                            $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  22.  OTHER (ATTACH LIST)                                     $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  23.  TOTAL POSTPETITION
       LIABILITIES                                             $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ---------------------------------------------------------------------------------------------------------
  24.  SECURED DEBT                                            $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  25.  PRIORITY DEBT                        $    73,455        $         0          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  26.  UNSECURED DEBT                       $    68,502        $    62,509          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  27.  OTHER (ATTACH LIST)                                     $ 1,225,717          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  28.  TOTAL PREPETITION LIABILITIES        $   141,957        $ 1,288,226          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  29.  TOTAL LIABILITIES                    $   141,957        $ 1,288,226          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  EQUITY
  ---------------------------------------------------------------------------------------------------------
  30.  PREPETITION OWNERS' EQUITY                              $ 2,194,261          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  31.  POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                        $    49,652          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  32.  DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
  ---------------------------------------------------------------------------------------------------------
  33.  TOTAL EQUITY                         $         0        $ 2,243,913          $   0           $   0
  ---------------------------------------------------------------------------------------------------------
  34.  TOTAL LIABILITIES &
       OWNERS' EQUITY                       $   141,957        $ 3,532,139          $   0           $   0
  ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

  -------------------------------------
  CASE NAME: Longhorn Solutions, Inc.                    ACCRUAL BASIS-2
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42147-BJH-11                  02/13/95, RWD, 2/96
  -------------------------------------

  -------------------------------------
  INCOME STATEMENT
  ------------------------------------------------------------------------------------------------------
                                                     MONTH         MONTH        MONTH     QUARTER
                                                 --------------------------------------
  REVENUES                                       January 2002                              TOTAL
  ------------------------------------------------------------------------------------------------------
  1.   GROSS REVENUES                                 $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  2.   LESS: RETURNS & DISCOUNTS                      $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  3.   NET REVENUE                                    $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ------------------------------------------------------------------------------------------------------
  4.   MATERIAL                                       $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  5.   DIRECT LABOR                                   $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  6.   DIRECT OVERHEAD                                $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  7.   TOTAL COST OF GOODS SOLD                       $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  8.   GROSS PROFIT                                   $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ------------------------------------------------------------------------------------------------------
  9.   OFFICER/INSIDER COMPENSATION                   $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  10.  SELLING & MARKETING                            $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  11.  GENERAL & ADMINISTRATIVE                       $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  12.  RENT & LEASE                                   $  986          $  0         $  0       $  986
  ------------------------------------------------------------------------------------------------------
  13.  OTHER (ATTACH LIST)                            $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  14.  TOTAL OPERATING EXPENSES                       $  986          $  0         $  0       $  986
  ------------------------------------------------------------------------------------------------------
  15.  INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                                ($986)         $  0         $  0        ($986)
  ------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  ------------------------------------------------------------------------------------------------------
  16.  NON-OPERATING INCOME (ATT. LIST)               $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  17.  NON-OPERATING EXPENSE (ATT. LIST)              $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  18.  INTEREST EXPENSE                               $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  19.  DEPRECIATION/DEPLETION                         $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  20.  AMORTIZATION                                   $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  21.  OTHER (ATTACH LIST)                            $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  22.  NET OTHER INCOME & EXPENSES                    $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ------------------------------------------------------------------------------------------------------
  23.  PROFESSIONAL FEES                              $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  24.  U.S. TRUSTEE FEES                              $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                            $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  26.  TOTAL REORGANIZATION EXPENSES                  $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  27.  INCOME TAX                                     $    0          $  0         $  0       $    0
  ------------------------------------------------------------------------------------------------------
  28.  NET PROFIT (LOSS)                               ($986)         $  0         $  0        ($986)
  ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

   -----------------------------------------
   CASE NAME: Longhorn Solutions, Inc.          ACCRUAL BASIS-3
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42147-BJH-11                    02/13/95, RWD, 2/96
   -----------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                                        MONTH                   MONTH             MONTH         QUARTER
                                                                     -----------------------------------------
   DISBURSEMENTS                                        January 2002                                                 TOTAL
   ------------------------------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING OF MONTH                                 $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   ------------------------------------------------------------------------------------------------------------------------------
   2.     CASH SALES                                                $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   ------------------------------------------------------------------------------------------------------------------------------
   3.     PREPETITION                                               $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   4.     POSTPETITION                                              $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   5.     TOTAL OPERATING RECEIPTS                                  $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   ------------------------------------------------------------------------------------------------------------------------------
   6.     LOANS & ADVANCES (ATTACH LIST)                            $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   7.     SALE OF ASSETS                                            $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)                                       $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   9.     TOTAL NON-OPERATING RECEIPTS                              $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   10.    TOTAL RECEIPTS                                            $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   11.    TOTAL CASH AVAILABLE                                      $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   ------------------------------------------------------------------------------------------------------------------------------
   12.    NET PAYROLL                                               $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                                        $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   14.    SALES, USE & OTHER TAXES PAID                             $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   15.    SECURED / RENTAL / LEASES                                 $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   16.    UTILITIES                                                 $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   17.    INSURANCE                                                 $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   18.    INVENTORY PURCHASES                                       $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   19.    VEHICLE EXPENSES                                          $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   20.    TRAVEL                                                    $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                                             $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   22.    REPAIRS & MAINTENANCE                                     $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   23.    SUPPLIES                                                  $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   24.    ADVERTISING                                               $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                                       $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL OPERATING DISBURSEMENTS                             $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ------------------------------------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL FEES                                         $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   28.    U.S. TRUSTEE FEES                                         $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   29.    OTHER (ATTACH LIST)                                       $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   30.    TOTAL REORGANIZATION EXPENSES                             $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   31.    TOTAL DISBURSEMENTS                                       $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   32.    NET CASH FLOW                                             $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                                       $0                $0                $0                 $0
   ------------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -------------------------------------------------
   CASE NAME: Longhorn Solutions, Inc.                ACCRUAL BASIS-4
   -------------------------------------------------

   -------------------------------------------------
   CASE NUMBER: 400-42147-BJH-11                        02/13/95, RWD, 2/96
   -------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------
                                               SCHEDULE               MONTH                 MONTH              MONTH
                                                            ----------------------------------------------------------
   ACCOUNTS RECEIVABLE AGING                    AMOUNT              January 2002
   -------------------------------------------------------------------------------------------------------------------
   1.      0-30                                                           $    0                 $0            $    0
   -------------------------------------------------------------------------------------------------------------------
   2.      31-60                                                          $    0                 $0            $    0
   -------------------------------------------------------------------------------------------------------------------
   3.      61-90                                                          $    0                 $0            $    0
   -------------------------------------------------------------------------------------------------------------------
   4.      91+                                                            $5,182                 $0            $    0
   -------------------------------------------------------------------------------------------------------------------
   5.      TOTAL ACCOUNTS RECEIVABLE            $    0                    $5,182                 $0            $    0
   -------------------------------------------------------------------------------------------------------------------
   6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                $1,581                 $0            $    0
   -------------------------------------------------------------------------------------------------------------------
   7.      ACCOUNTS RECEIVABLE (NET)            $    0                    $3,601                 $0            $    0
   -------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------

   AGING OF POSTPETITION TAXES AND PAYABLES                              MONTH:   January 2002
                                                                               ---------------------------------------
   -------------------------------------------------------------------------------------------------------------------
                                   0-30         31-60                  61-90                    91+
   TAXES PAYABLE                   DAYS         DAYS                   DAYS                    DAYS             TOTAL
   -------------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------------
   1.      FEDERAL                 $    0       $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   2.      STATE                    ($164)      $    0                    $    0                  $0            ($164)
   -------------------------------------------------------------------------------------------------------------------
   3.      LOCAL                   $    0       $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   4.      OTHER (ATTACH LIST)     $    0       $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   5.      TOTAL TAXES PAYABLE      ($164)      $    0                    $    0                  $0            ($164)
   -------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------
   6.      ACCOUNTS PAYABLE        $    0       $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------

   -----------------------------------

   STATUS OF POSTPETITION TAXES                                          MONTH:   January 2002
                                                                               ---------------------------------------
   -------------------------------------------------------------------------------------------------------------------
                                               BEGINNING                AMOUNT                                ENDING
                                                  TAX                WITHHELD AND/             AMOUNT          TAX
   FEDERAL                                     LIABILITY*             OR ACCRUED                PAID         LIABILITY
   -------------------------------------------------------------------------------------------------------------------

   1.      WITHHOLDING**                        $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   2.      FICA-EMPLOYEE**                      $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   3.      FICA-EMPLOYER**                      $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   4.      UNEMPLOYMENT                         $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   5.      INCOME                               $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   6.      OTHER (ATTACH LIST)                  $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   7.      TOTAL FEDERAL TAXES                  $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   -------------------------------------------------------------------------------------------------------------------
   8.      WITHHOLDING                          $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   9.      SALES                                 ($164)                   $    0                  $0            ($164)
   -------------------------------------------------------------------------------------------------------------------
   10.     EXCISE                               $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   11.     UNEMPLOYMENT                         $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   12.     REAL PROPERTY                        $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   13.     PERSONAL PROPERTY                    $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   14.     OTHER (ATTACH LIST)                  $    0                    $    0                  $0           $    0
   -------------------------------------------------------------------------------------------------------------------
   15.     TOTAL STATE & LOCAL                   ($164)                   $    0                  $0            ($164)
   -------------------------------------------------------------------------------------------------------------------
   16.     TOTAL TAXES                           ($164)                   $    0                  $0            ($164)
   -------------------------------------------------------------------------------------------------------------------


   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ------------------------------------------
        CASE NAME: Longhorn Solutions, Inc.         ACCRUAL BASIS-5
        ------------------------------------------

        ------------------------------------------
        CASE NUMBER: 400-42147-BJH-11                   02/13/95, RWD, 2/96
        ------------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                   MONTH:     January 2002
                                                                         -----------------------------------------------------------
        ----------------------------------------------
        BANK RECONCILIATIONS
                                                         Account #1               Account #2          Account #3
        ----------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                 Bank One                Mid-Cities
        -----------------------------------------------------------------------------------------------------------
        B.          ACCOUNT NUMBER:                      1586267807                4235800                                  TOTAL
        -----------------------------------------------------------------------------------------------------------
        C.          PURPOSE (TYPE):               Operating-Closed 11/00   Operating - Closed 5/00
        ----------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                            $0                        $0                               $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED                      $0                        $0                               $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                          $0                        $0                               $0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                               $0                        $0                               $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                           $0                        $0              $0               $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN           account closed            account closed
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------
        INVESTMENT ACCOUNTS

        ----------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF                 TYPE OF             PURCHASE            CURRENT
        BANK, ACCOUNT NAME & NUMBER                       PURCHASE               INSTRUMENT              PRICE              VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.      N/A
        ----------------------------------------------------------------------------------------------------------------------------
        8.      N/A
        ----------------------------------------------------------------------------------------------------------------------------
        9.      N/A
        ----------------------------------------------------------------------------------------------------------------------------
        10.     N/A
        ----------------------------------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                                               $0               $0
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------
        CASH

        ----------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                                                 $0
        ----------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                                        $0
        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

   -------------------------------------------
   CASE NAME: Longhorn Solutions, Inc.            ACCRUAL BASIS-6
   -------------------------------------------

   -------------------------------------------
   CASE NUMBER: 400-42147-BJH-11                    02/13/95, RWD, 2/96
   -------------------------------------------

                                                    MONTH:    January 2002
                                                    ------------------------
   -------------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   -------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------
                                    INSIDERS
   -----------------------------------------------------------------------------
                                 TYPE OF           AMOUNT         TOTAL PAID
            NAME                 PAYMENT            PAID           TO DATE
   -----------------------------------------------------------------------------
   1.   Mary Phillips        Salary                    $0           $68,750
   -----------------------------------------------------------------------------
   2.
   -----------------------------------------------------------------------------
   3.
   -----------------------------------------------------------------------------
   4.
   -----------------------------------------------------------------------------
   5.
   -----------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                                    $0           $68,750
   -----------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------
                                                 PROFESSIONALS
   ------------------------------------------------------------------------------------------------------------
                             DATE OF COURT                                                          TOTAL
                           ORDER AUTHORIZING        AMOUNT           AMOUNT       TOTAL PAID       INCURRED
            NAME                PAYMENT            APPROVED           PAID          TO DATE       & UNPAID *
   ------------------------------------------------------------------------------------------------------------
   1.   N/A
   ------------------------------------------------------------------------------------------------------------
   2.   N/A
   ------------------------------------------------------------------------------------------------------------
   3.   N/A
   ------------------------------------------------------------------------------------------------------------
   4.   N/A
   ------------------------------------------------------------------------------------------------------------
   5.   N/A
   ------------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                               $0                $0              $0              $0
   ------------------------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------
                                                   SCHEDULED         AMOUNTS
                                                    MONTHLY           PAID            TOTAL
                                                    PAYMENTS         DURING           UNPAID
                   NAME OF CREDITOR                   DUE             MONTH        POSTPETITION
   -----------------------------------------------------------------------------------------------
   1.   N/A
   -----------------------------------------------------------------------------------------------
   2.   N/A
   -----------------------------------------------------------------------------------------------
   3.   N/A
   -----------------------------------------------------------------------------------------------
   4.   N/A
   -----------------------------------------------------------------------------------------------
   5.   N/A
   -----------------------------------------------------------------------------------------------
   6.   TOTAL                                          $0                $0              $0
   -----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

   -------------------------------------------
   CASE NAME: Longhorn Solutions, Inc.          ACCRUAL  BASIS-7
   -------------------------------------------

   -------------------------------------------
   CASE NUMBER: 400-42147-BJH-11                   02/13/95, RWD, 2/96
   -------------------------------------------

                                                  MONTH:  January 2002
                                                        -------------------

   -------------------
   QUESTIONNAIRE
   -------------------------------------------------------------------------------------------------
                                                                                 YES         NO
   -------------------------------------------------------------------------------------------------
   1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
          THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                               X
   -------------------------------------------------------------------------------------------------
   2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
          OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                         X
   -------------------------------------------------------------------------------------------------
   3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
          LOANS) DUE FROM RELATED PARTIES?                                                   X
   -------------------------------------------------------------------------------------------------
   4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
          THIS REPORTING PERIOD?                                                             X
   -------------------------------------------------------------------------------------------------
   5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
          DEBTOR FROM ANY PARTY?                                                             X
   -------------------------------------------------------------------------------------------------
   6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                       X
   -------------------------------------------------------------------------------------------------
   7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
          PAST DUE?                                                                          X
   -------------------------------------------------------------------------------------------------
   8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                   X
   -------------------------------------------------------------------------------------------------
   9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                         X
   -------------------------------------------------------------------------------------------------
   10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
          DELINQUENT?                                                                        X
   -------------------------------------------------------------------------------------------------
   11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
          REPORTING PERIOD?                                                                  X
   -------------------------------------------------------------------------------------------------
   12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                    X
   -------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   _____________________________________________________________________________

   _____________________________________________________________________________

   -------------------
   INSURANCE
   -------------------------------------------------------------------------------------------------
                                                                                 YES         NO
   -------------------------------------------------------------------------------------------------
   1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
          NECESSARY INSURANCE COVERAGES IN EFFECT?                                X
   -------------------------------------------------------------------------------------------------
   2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                  X
   -------------------------------------------------------------------------------------------------
   3.     PLEASE ITEMIZE POLICIES BELOW.
   -------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ________________________________________________________________________

   ________________________________________________________________________


   ---------------------------------------------------------------------------------------------------------
                                           INSTALLMENT PAYMENTS
   ---------------------------------------------------------------------------------------------------------
             TYPE OF                                                              PAYMENT AMOUNT
              POLICY              CARRIER              PERIOD COVERED               & FREQUENCY
   ---------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------
          See Kitty Hawk, Inc. Case #400-42141
   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    ------------------------------------------
    CASE NAME: Longhorn Solutions, Inc.        FOOTNOTES SUPPLEMENT
    ------------------------------------------

    ------------------------------------------
    CASE NUMBER: 400-42147-BJH-11                   ACCRUAL BASIS
    ------------------------------------------

                                            MONTH:     January 2002
                                                  ---------------------------

    ---------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS             LINE
      FORM NUMBER             NUMBER                         FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              7                                All other insurance plans related to the Company are carried
    ---------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ---------------------------------------------------------------------------------------------------------------
                                                 400-42141.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              General                          Operations of this entity ceased October 12, 2000. Costs incurred
    ---------------------------------------------------------------------------------------------------------------
                                                  are final closing relating items.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER: 400-42147-BJH-11

Details of Other Items



ACCRUAL BASIS-1                                              January 2002


8.    OTHER (ATTACH LIST)                                 $   805,440 Reported
                                                          -----------
           Intercompany Receivables                           765,775
           Deferred Taxes                                      36,717
           Security Deposit                                     2,948
                                                          -----------
                                                              805,440 Detail
                                                          -----------
                                                                  -   Difference

14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                          $ 2,723,098 Reported
                                                          -----------
           Software knowledge                               3,397,988
           Accum Amortization                                (674,890)
                                                          -----------
                                                            2,723,098 Detail
                                                          -----------
                                                                  -   Difference

27.   OTHER (ATTACH LIST)                                 $ 1,225,717 Reported
                                                          -----------
           Accrued income taxes                               (71,204)
           Deferred income tax expense                      1,296,921
                                                          -----------
                                                            1,225,717 Detail
                                                          -----------
                                                                  -   Difference